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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934

                Date of Report (Date of Earliest Event Reported)
                ------------------------------------------------
                               December 20, 2004

                         GENERAL GROWTH PROPERTIES, INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)

    Delaware                    1-11656                42-1283895
    --------                    -------                ----------
   (State or other             (Commission          (I.R.S. Employer
   jurisdiction of             File Number)          Identification
   incorporation                                         Number)

                  110 N. Wacker Drive, Chicago, Illinois 60606
                  --------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (312) 960-5000
                                 --------------
              (Registrant's telephone number, including area code)

                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01         OTHER EVENTS.

On August 11, 2004, the Board of Directors of General Growth Properties, Inc. (the "Company") approved plans to dispose of the industrial properties originally acquired in the JP Realty acquisition (the "JP Industrial Properties") in July 2002. The sales closed on November 1, 2004. In accordance with applicable generally accepted accounting principles, the Company presented the operating results of the aforementioned properties in continuing operations for all years included in its Annual Report on Form 10-K for the year ended December 31, 2003, filed with the Securities and Exchange Commission on March 12, 2004. In accordance with Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets," the Company reported the results of operations of the disposed properties as discontinued operations in its Form 10-Q for the quarterly period ended September 30, 2004.

The following information (which is attached as exhibits hereto and incorporated by reference herein), which was originally presented in the Company's Annual Report on Form 10-K for the year ended December 31, 2003, has been revised to present the JP industrial properties as discontinued operations:

-     Selected Financial Data for the five years ended December 31, 2003

- Management's Discussion and Analysis of Financial Condition and Results of Operations ("MD&A") for the three years ended December 31, 2003

- Consolidated financial statements as of December 31, 2003 and 2002 and for the three years ended December 31, 2003

Investors are cautioned that the MD&A presented herein has been revised solely to present the JP industrial properties as discontinued operations. It does not update the MD&A for any information, uncertainties, transactions, risks, events or trends occurring or known to management. Investors should read the information contained in this Current Report together with the other information contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2003, its Forms 10-Q for the quarters ended March 31, 2004, June 30, 2004 and September 30, 2004, and other information filed with or furnished to the Securities and Exchange Commission after March 12, 2004.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

(c) EXHIBITS

EXHIBIT
  NO.       DESCRIPTION
-----       -----------
23.1        Consent of Deloitte & Touche LLP

23.2        Consent of KPMG LLP

99.1        Selected Financial Data for the five years ended December 31, 2003

99.2 Management's Discussion and Analysis of Results of Operations and Financial Condition for the three years ended December 31, 2003

99.3 Consolidated financial statements as of December 31, 2003 and 2002 and for the three years ended December 31, 2003

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                GENERAL GROWTH PROPERTIES, INC.

                                                By: /s/ Bernard Freibaum
                                                    --------------------
                                                Bernard Freibaum
                                                Executive Vice President and
                                                Chief Financial Officer

Date: December 20, 2004

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                                  EXHIBIT INDEX

EXHIBIT
  NO.       DESCRIPTION
-----       -----------
23.1        Consent of Deloitte & Touche LLP

23.2        Consent of KPMG LLP

99.1        Selected Financial Data for the five years ended December 31, 2003

99.2 Management's Discussion and Analysis of Results of Operations and Financial Condition for the three years ended December 31, 2003

99.3 Consolidated financial statements as of December 31, 2003 and 2002 and for the three years ended December 31, 2003